CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Operating expenses:
General and administrative expenses	$ 242,883	$ 1,770,847
Impairment expense	1,037,500	0
Total operating expenses	1,280,383	1,770,847
Operating loss	1,280,383	1,770,847
Other expense:
Interest expense	(282,334)	(230,647)
Gain (loss) on change in derivative liability	2,788	(55,238)
Total other expense	(279,546)	(285,885)
Net loss	(1,559,929)	(2,056,732)
Series A preferred stock dividend	0	(80,112)
Net loss attributable to common shareholders	$ (1,559,929)	$ (2,136,844)
Basic net loss per common share	$ (0.13)	$ (0.23)
Diluted net loss per common share	$ (0.13)	$ (0.23)
Basic weighted average	11,743,426	9,478,636
Diluted weighted average	11,743,426	9,478,636